UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017 (August 3, 2017)

Brighthouse Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Gragg Building, 11225 North Community House Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(980) 365-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On August 4, 2017, MetLife, Inc. (“MetLife”) completed the previously announced spin-off of Brighthouse Financial, Inc. (the “Company”) through a distribution of 96,776,670 of the 119,773,106 shares of the Company’s common stock, representing 80.8% of MetLife’s interest in the Company, to holders of MetLife common stock (the “Separation”). As a result, the Company is now an independent, publicly traded company on the Nasdaq Stock Market under the symbol “BHF.”

In connection with the Separation, the Company entered into several agreements with MetLife that govern the relationship of the parties following the Separation, including the following: (i) Master Separation Agreement, dated as of August 4, 2017, by and between MetLife and the Company (the “Master Separation Agreement”), (ii) Transition Services Agreement, dated as of January 1, 2017, between MetLife Services and Solutions, LLC and Brighthouse Services, LLC and for purposes of Article VII only, MetLife and the Company (the “Transition Services Agreement”), (iii) Registration Rights Agreement, dated as of August 4, 2017, between MetLife and the Company (the “Registration Rights Agreement”), (iv) Investment Management Agreement, dated as of January 1, 2017, between MetLife Investment Advisors, LLC and Brighthouse Life Insurance Company (formerly known as MetLife Insurance Company USA) (the “Investment Management Agreement”), (v) Intellectual Property License Agreement, dated as of August 4, 2017, by and among Metropolitan Life Insurance Company, on behalf of itself and its Affiliates other than the Brighthouse Company Group, and Brighthouse Services, LLC (the “Intellectual Property License Agreement”), (vi) Tax Receivables Agreement, dated as of July 27, 2017, between MetLife and the Company (the “Tax Receivables Agreement”) and (vii) Tax Separation Agreement, dated as of July 27, 2017, by and among MetLife and its Affiliates and the Company and its Affiliates (the “Tax Separation Agreement”).

Summaries of certain terms of these agreements can be found in the section entitled “Certain Relationships and Related Person Transactions” in the Company’s Information Statement, filed as Exhibit 99.1 to the Company’s Registration Statement on Form 10, as amended (File No. 001-37905) with the U.S. Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference. Such summaries are qualified in their entirety by reference to the full text of the Master Separation Agreement, Transition Services Agreement, Registration Rights Agreement, Investment Management Agreement, Intellectual Property License Agreement, Tax Receivables Agreement and Tax Separation Agreement, which are attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

On August 3, 2017, the Company issued an additional 119,673,106 shares of the Company’s common stock to MetLife in exchange for the transfer by MetLife of 100 common units of Brighthouse Holdings, LLC (“Brighthouse Intermediate Company”), representing all of the common units of Brighthouse Intermediate Company, to the Company, pursuant to the Contribution Agreement, dated as of July 27, 2017, among the Company, MetLife and Brighthouse Intermediate Company, as previously disclosed on the Company’s Current Report on Form 8-K filed on July 31, 2017.

To the extent applicable, the issuance of the shares of common stock by the Company to MetLife in connection with the Separation is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.01.    Changes in Control of Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2017, C. Edward “Chuck” Chaplin, William F. “Bill” Wallace and Paul M. Wetzel (collectively, the “August 4 Directors”) were appointed as members of the Board of Directors of the Company (the “Board”), effective August 4, 2017.

The appointment of the August 4 Directors was as a result of an increase in the number of directors serving on the Board from four to six and the resignation of Peter M. Carlson as a member of the Board, each effective August 4, 2017. Mr. Carlson’s decision to resign was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In addition, on August 9, 2017, Irene Chang Britt and Diane E. Offereins (collectively, the “August 9 Directors,” and together with the August 4 Directors, the “New Directors”) were appointed as members of the Board, effective August 9, 2017. The appointment of the August 9 Directors was as a result of an increase in the number of directors serving on the Board from six to eight, effective August 9, 2017.

Mr. Chaplin was elected as the Chairman of the Board, effective August 9, 2017.

After considering all of the relevant facts and circumstances, it was determined that each New Director qualifies as an independent director under applicable NASDAQ Stock Market LLC listing standards.

There are no arrangements or understandings between any New Director and any other persons pursuant to which such New Director was selected as a director. There are no transactions in which any New Director has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

The table below sets forth the committees of the Board to which the New Directors and each other continuing member of the Board (namely Eric T. Steigerwalt, John D. McCallion and Patrick J. “Pat” Shouvlin) have been appointed.

Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Finance and Risk Committee	Investment Committee	Executive Committee
Ms. Chang Britt	Y		X	C		X
Mr. Chaplin	Y	X			C		X
Mr. McCallion	N				X
Ms. Offereins	Y		C	X	X
Mr. Shouvlin	Y	C				X	X
Mr. Steigerwalt	N						C
Mr. Wallace	Y	X				C
Mr. Wetzel	Y		X	X	X

C = Chairperson

X = Member

Mr. McCallion, Ms. Offereins and Mr. Shouvlin were each designated as Class I directors with terms expiring at the Company’s 2018 annual meeting of stockholders; Ms. Chang Britt, Mr. Chaplin and Mr. Wetzel were each designated as Class II directors with terms expiring at the Company’s 2019 annual meeting of stockholders; and Mr. Steigerwalt and Mr. Wallace were each designated as Class III directors with terms expiring at the Company’s 2020 annual meeting of stockholders.

On the recommendation of the Nominating and Corporate Governance Committee, the Board established compensation arrangements for the Company’s independent non-employee directors. The table below sets forth the details of the compensation program for independent non-employee directors. Mr. McCallion will not receive any compensation for his service on the Board.

Description	Amount and Form
Annual retainer	$240,000, paid 50% cash and 50% equity
Chairman of the Board retainer	$200,000, paid 50% cash and 50% equity
Audit Committee Chairperson	$22,500, paid in cash
Compensation Committee Chairperson	$17,500, paid in cash
Nominating and Corporate Governance Committee Chairperson	$17,500, paid in cash
Finance and Risk Committee Chairperson	$17,500, paid in cash
Investment Committee Chairperson	$17,500, paid in cash

All cash retainers will be paid quarterly in arrears. Equity awards to independent non-employee directors will only be made pursuant to an equity compensation plan that will be presented to the Company’s stockholders for approval, and any such equity awards will be contingent on such approval.

Item 8.01.    Other Events.

On August 7, 2017, the Company issued a press release announcing the completion of the Separation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1*	Master Separation Agreement, dated as of August 4, 2017, by and between MetLife, Inc. and Brighthouse Financial, Inc.

10.1	Transition Services Agreement, dated as of January 1, 2017, between MetLife Services and Solutions, LLC and Brighthouse Services, LLC and for purposes of Article VII only, MetLife, Inc. and Brighthouse Financial, Inc.

10.2	Registration Rights Agreement, dated as of August 4, 2017, between MetLife, Inc. and Brighthouse Financial, Inc.

10.3	Investment Management Agreement, dated as of January 1, 2017, between MetLife Investment Advisors, LLC and Brighthouse Life Insurance Company (formerly known as MetLife Insurance Company USA).

10.4	Intellectual Property License Agreement, dated as of August 4, 2017, by and among Metropolitan Life Insurance Company, on behalf of itself and its Affiliates other than the Brighthouse Company Group, and Brighthouse Services LLC.

10.5	Tax Receivables Agreement, dated as of July 27, 2017, between MetLife, Inc. and Brighthouse Financial, Inc.

10.6	Tax Separation Agreement, dated as of July 27, 2017, by and among MetLife, Inc. and its Affiliates and Brighthouse Financial, Inc. and its Affiliates.

99.1	Press Release of Brighthouse Financial, Inc., dated August 7, 2017

*	The Company hereby undertakes to supplementally furnish to the SEC upon request a copy of any omitted schedule or exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ Christine M. DeBiase

	Name:	Christine M. DeBiase
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: August 9, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1*	Master Separation Agreement, dated as of August 4, 2017, by and between MetLife, Inc. and Brighthouse Financial, Inc.

10.1	Transition Services Agreement, dated as of January 1, 2017, between MetLife Services and Solutions, LLC and Brighthouse Services, LLC and for purposes of Article VII only, MetLife, Inc. and Brighthouse Financial, Inc.

10.2	Registration Rights Agreement, dated as of August 4, 2017, between MetLife, Inc. and Brighthouse Financial, Inc.

10.3	Investment Management Agreement, dated as of January 1, 2017, between MetLife Investment Advisors, LLC and Brighthouse Life Insurance Company (formerly known as MetLife Insurance Company USA).

10.4	Intellectual Property License Agreement, dated as of August 4, 2017, by and among Metropolitan Life Insurance Company, on behalf of itself and its Affiliates other than the Brighthouse Company Group, and Brighthouse Services LLC.

10.5	Tax Receivables Agreement, dated as of July 27, 2017, between MetLife, Inc. and Brighthouse Financial, Inc.

10.6	Tax Separation Agreement, dated as of July 27, 2017, by and among MetLife, Inc. and its Affiliates and Brighthouse Financial, Inc. and its Affiliates.

99.1	Press Release of Brighthouse Financial, Inc., dated August 7, 2017

*	The Company hereby undertakes to supplementally furnish to the SEC upon request a copy of any omitted schedule or exhibit.